Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Zoro Mining Corp. (the "Company") on Form 10-K for the period ended April 30, 2009 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Andrew Brodkey, President/Chief Executive Officer and Jas Butalia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2009.

/s/ ANDREW BRODKEY	/s/ JAS BUTALIA
Andrew Brodkey	Jas Butalia
President/Chief Executive Officer	Chief Financial Officer